UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 9, 2005


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-21419                 76- 307819
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


        Three Stewart Court, Denville, NJ                          07834
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    (Address of principal executive offices)                     (zip code)


       Registrant's telephone number, including area code - (973) 887-2785

           67 Federal Road, Building A Suite 300 Brookfield, CT 06804
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

        On November 14, 2005, the Registrant issued a press release in which it announced its unaudited financial results for the third quarter ended September 30, 2005.

        The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


         On November 9, 2005, Richard R. Howard, a director of the Registrant, voluntarily resigned from the Board of Directors of the Registrant.

        Note: The information contained in this report on Form 8-K (including
Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01    Financial Statements and Exhibits

(c)          Exhibits

Exhibit 99.1 Copy of Registrant's press release dated November 14, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NETFABRIC HOLDINGS, INC.



Date:  November 14, 2005                By: /s/Jeff Robinson
                                            ----------------------------
                                            Name: Jeff Robinson
                                            Title: Chairman and CEO